UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16053	87-0475073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Allerman Road, Oakland, New Jersey 07436
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 677-9311

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On August 16, 2010, Media Sciences International Inc. (the “Company”) was notified that Amper, Politziner and Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm, combined its practice with that of Eisner LLP (“Eisner”) and the name of the combined practice operates under the name EisnerAmper LLP.  On August 16, 2010, Amper resigned as the independent registered public accounting firm of the Company, and the Audit Committee of the Company’s Board of Directors has engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended June 30, 2009 and 2008 and the subsequent period through the date of engagement of Eisner, neither the Company nor anyone on its behalf consulted with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of Amper on the (consolidated) financial statements of the Company as of and for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s (consolidated) financial statements for the fiscal years ended June 30, 2009 and 2008 and the subsequent period up through the date of resignation, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years or for any reporting period since the Company’s last fiscal year end, and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Current Report on Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements in this Item 4.01 insofar as they relate to Amper.  A copy of the letter dated August 17, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
16.1*	Letter on change in certifying accountant

*      Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Date: August 17, 2010	By: /s/ Marc Applebaum
Marc Applebaum
Chief Financial Officer